UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CATCHMARK TIMBER TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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☑	No fee required.
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☐	Fee paid previously with preliminary materials.
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CatchMark Timber Trust, Inc. IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. Important Notice Regarding the Availability of Proxy Materials for CatchMark Timber Trust, Inc. Annual Meeting of Stockholders to be Held June 24, 2020 Stockholder Meeting Notice: THIS IS NOT A PROXY. Please read carefully for voting instructions. As a stockholder, it is important for you to vote! The Annual Meeting of Stockholders (the "Annual Meeting") of CatchMark Timber Trust, Inc. ("CatchMark") will be held on June 24, 2020, at 10:00 a.m., local time, at the Westin Atlanta Perimeter North, 7 Concourse Parkway NE, Atlanta, Georgia 30328. To obtain directions to attend the meeting and vote in person, please visit www.catchmark.com/proxy. On the back of this notice, you will find a summary of the proposals that require a stockholder vote at the meeting. This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all the important information contained in the proxy materials before voting. The proxy statement for the Annual Meeting, 2019 Annual Report and form of proxy are available at: www.catchmark.com/proxy If you want to receive a paper copy of the documents or an email with a link to the proxy materials, you must request them. There is no charge to you for requesting a paper copy. Paper materials will be mailed to the address on file within three business days of receipt of such request. If you wish to make such a request, please do so as soon as possible but no later than June 15, 2020, to facilitate timely delivery. YOU MAY ACCESS THE PROXY MATERIALS ONLINE, OR YOU MAY REQUEST PAPER COPIES AND/OR ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE STOCKHOLDER MEETINGS USING ONE OF THE THREE METHODS BELOW. TO ACCESS MATERIALS OR REQUEST PAPER COPIES ONLINE: GO TO THE WEBSITE: www.catchmark.com/proxy On this site, you can view the proxy statement for the Annual Meeting and 2019 Annual Report electronically. You also can click the link under "REGISTERED Stockholders" to access a secure website where you may vote your proxy, request paper copies of the proxy materials for the Annual Meeting, request an email with a link to the proxy materials, and/or set your permanent delivery preference for future stockholder meetings. Just follow the steps outlined on this secure website. TO REQUEST PAPER COPIES BY PHONE OR EMAIL: CALL: 1- 877-816-5331 Use a touch-tone phone to request paper copies of the proxy materials for the Annual Meeting and/or set your permanent delivery preference for future stockholder meetings. Call toll-free from the United States or Canada, at NO CHARGE to you. Follow the instructions provided in the recorded messages. EMAIL: proxymaterials@computershare.com Request paper copies of the proxy materials for the Annual Meeting and/or set permanent delivery preferences for future stockholder meetings via email. In your email request: - To request paper copies of the proxy materials, provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice. - To elect to receive all future proxy materials in paper form or via email, please note which method is your preference and provide your email address, if applicable. 31266_041320

You may vote your proxy in one of four ways: BY INTERNET: Go to the website www.catchmark.com/proxy and click the link under "REGISTERED Stockholders" to access the secure voting website, where you may follow the instructions to submit your vote. BY MAIL: Request a paper copy of the proxy materials for the Annual Meeting via one of the three methods described on the front of this notice. These materials will include a proxy card, which you will need to complete and return by mail per the instructions on the proxy card. BY TELEPHONE: Call toll-free at 1-800-337-3503 and follow the instructions to submit your vote. IN PERSON: If you wish to attend and vote at the Annual Meeting, please bring this notice and proper identification with you to the meeting. The following matters will be considered at the meeting: 1. To elect six director nominees named in this proxy statement to serve until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualify. 2. Approval, on an advisory basis, of the compensation of CatchMark's named executive officers. 3. Approval, on an advisory basis, upon the frequency of the advisory vote to approve the compensation CatchMark's named executive officers. 4. Ratification of the appointment of Deloitte & Touche LLP as CatchMark's independent auditors for the fiscal year ending December 31, 2020. 5. Transacting any other business that may properly come before the meeting or any adjournment or postponement thereof. As part of our precautions regarding COVID-19, we are planning for the possibility that stockholder attendance may not be permitted by local, state or federal law. If stockholder attendance is not permitted or if we determine that it is not in the best interest of our employees, stockholders and community to permit stockholder attendance, we will arrange for stockholders to have access to the meeting virtually via live webcast or conference call. If we take this step, we will announce the decision to do so by June 14, 2020, via a press release and post details on our website (www.catchmark.com) that will also be filed with the SEC as proxy material. As always, we encourage you to vote your shares prior to the Annual Meeting. The Board of Directors recommends that you vote "FOR" each director nominee in Proposal No. 1, "FOR" Proposal No. 2, for "1 YEAR" in Proposal No. 3 and "FOR" Proposal No. 4. Please refer to the proxy materials for further details on the proposals. Your vote is important no matter how many shares you own! COMMON QUESTIONS ABOUT NOTICE AND ACCESS Why am I receiving a Notice of Internet Availability instead of a proxy card and proxy statement? CatchMark has elected to utilize a distribution model authorized by the Securities and Exchange Commission (the "SEC") in 2007. This model, known as Notice and Access, allows public companies to send you a notice instead of a full set of printed proxy materials. As a stockholder, you can select the means by which you access these proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this stockholder meeting and all future stockholder meetings, or you can make that choice on a case-by-case basis. How do I access the materials, record my vote, and/or set my preference for future stockholder meeting materials? On the front side of this notice are easy-to-follow instructions on how to access proxy materials electronically via the Internet or request a full set of printed materials by telephone or email. You can also use these methods to record your preference for how you wish to receive materials for future stockholder meetings. When you are ready to vote, electronic voting is available via the Internet or touch-tone phone by using the 14-Digit Control Number and 8-Digit Security Code on the front of this notice. (Please note that the telephone number for ordering materials is different from the telephone number for voting your shares, which is displayed on the proxy card). If you want to vote by mail, you will need to use a proxy card, which you can receive by requesting a paper copy of the proxy materials. If I request printed proxy materials, how long will it take for me to receive them? The SEC rule requires that the proxy materials be sent to you via first-class mail within three business days of receipt of your request. 31266_NA_041320